Exhibit 32.2

Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Electriq Power Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Petrina Thomson, Chief Financial Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023

By:	/s/ Petrina Thomson
Name:	Petrina Thomson
Title:	Chief Financial Officer